Supplement dated October 8, 2002 to prospectuses dated May 1, 2002 for flexible premium variable life insurance policies, last survivor flexible premium life insurance policies and modified single premium variable life insurance policies (the “policies”)
issued by Pacific Life Insurance Company

“We,” “us”, or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the policy Owner. This supplement changes the prospectus to reflect the following:
Advisory fees for the I-Net Tollkeeper and Emerging Markets portfolios will be reduced.
Effective November 1, 2002, the advisory fee for the I-Net Tollkeeper will be reduced from the annual rate of 1.40% of average daily assets to 1.15%.

Effective January 1, 2003, the advisory fee for the Emerging Markets will be reduced from the annual rate of 1.10% of average daily net assets to 1.00%.

The Large-Cap Core variable investment option will change its name and the underlying portfolio’s main investments will change.
Effective January 1, 2003, the name of the Large-Cap Core variable investment option will be changed to Main Street® Core variable investment option.

This new name will reflect a change in name of the underlying Large-Cap Core portfolio. Any reference to the Large-Cap Core portfolio, variable account, or variable investment option throughout the prospectus and/or supplement will be revised to refer to the Main Street Core portfolio, variable account, or variable investment option.

Effective January 1, 2003, the Main Street Core portfolio’s main investments will be: Equity Securities of large U.S. Companies.

The portfolio managers for the Multi-Strategy, Main Street® Core, and Emerging Markets portfolios will change.	Effective January 1, 2003, OppenheimerFunds, Inc. will become the Portfolio Manager of the Multi-Strategy, Main Street Core and Emerging Markets Portfolios.
How to contact us is revised
Effective November 1, 2002, premium payments, other payments, change of address and change of premium allocation instructions for policies which do not receive premium notice by listbill—a premium notice which lists all of your policies if you own more than one with us—will be processed at a new address. The section How to contact us on the back cover is replaced with:

Call or write to us at:
Pacific Life Insurance Company
700 Newport Center Drive
P.O. Box 7500
Newport Beach, California 92658-7500

1-800-800-7681
7 a.m. through 5 p.m. Pacific time

Send premiums (other than initial premium), other payments, change of address and change of premium allocation instructions to:
Pacific Life Insurance Company
P.O. Box 100957
Pasadena, California 91189-0957

If you receive premium notice via listbill, send premiums, other payments and all correspondence to:
Pacific Life Insurance Company
700 Newport Center Drive
P.O. Box 7500
Newport Beach, California 92658-7500

Send applications, initial premium and other correspondence to:
Pacific Life Insurance Company
700 Newport Center Drive
P.O. Box 7500
Newport Beach, California 92658-7500

Form No. 15-24509-00 For Policies:
88-52 93-55 96-56 96-57 97-50 97-50J	98-52 98-52M 00-56 00-57 P0ISP5